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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated January 27, 1999 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Post-Effective Amendment No. 3 to the Registration Statement (Form S-1 No. 333-43991) on Form S-3.

                                                                    /s/ KPMG LLP

Mountain View, California
June 1, 1999